UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 1, 2020

Date of Report

(Date of Earliest Event Reported)

MONRO, INC.

(Exact name of registrant as specified in its charter)

New York	0-19357	16-0838627
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Holleder Parkway, Rochester, New York 14615

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (585) 647-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MNRO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K (the “Amendment”) amends the Current Report on Form 8-K filed by Monro, Inc. (the “Company”) with the Securities and Exchange Commission on August 6, 2020 (the “Original Form 8-K”). Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Amendment is being filed to provide the information called for in Item 5.02(c)(3) of Form 8-K that had not been determined at the time of filing the Original Form 8-K and to provide additional disclosure relating to the Company’s Chief Operating Officer and Lead Independent Director. No other amendments to the Original Form 8-K are being made by this Amendment.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2020, the Board elected Robert E. Mellor as interim Chief Executive Officer of the Company, effective as of August 19, 2020 until the Board elects a permanent President and Chief Executive Officer of the Company.

On August 18, 2020, the Company’s Compensation Committee and Board of Directors determined the compensation to be paid for Mr. Mellor’s service as interim Chief Executive Officer. Mr. Mellor will receive an annual base salary of $750,000. This amount will be prorated for the time that Mr. Mellor serves as interim Chief Executive Officer. While he is serving in this role, Mr. Mellor will not receive the annual retainers for his service as a director and on committees of the Board of Directors that he would otherwise be eligible to receive.

Also on August 18, 2020, the Company’s Compensation Committee and Board of Directors promoted Robert J. Rajkowski to Executive Vice President — Chief Operating Officer and determined to increase his annual base salary to $375,000. Mr. Rajkowski previously served as our Senior Vice President — Chief Operating Officer, beginning in September 2019.

Item 8.01.	Other Events.

Effective August 19, 2020, Stephen C. McCluski was appointed to serve as Lead Independent Director of the Board of Directors in connection with Mr. Mellor’s appointment as interim Chief Executive Officer and Executive Chairman of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONRO, INC.
(Registrant)

August 20, 2020	By:	/s/ Maureen E. Mulholland
Maureen E. Mulholland
Senior Vice President – General Counsel and Secretary